096 P1 1/18

Supplement Dated JANUARY 5, 2018

To the prospectus dated August 1, 2017

of

TEMPLETON FRONTIER MARKETS FUND

(a series of Templeton Global Investment Trust)

Effective February 1, 2018, the Prospectus is amended as follows:

I.       The portfolio management team under the “FUND SUMMARIES-Portfolio Managers” section on page 10 is replaced with the following:

Portfolio Manager

Tom Wu  Director of Asset Management and portfolio manager of the Fund since 2011.

II.     The portfolio management team under the “FUND DETAILS – Management” section beginning on page 22 is replaced with the following:

The Fund is managed by a dedicated professional focused on investments in frontier markets countries. The portfolio manager is as follows:

Tom Wu  Director of Asset Management

Mr. Wu has been a portfolio manager of the Fund since 2011 and lead portfolio manager since February 2018. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.  He joined Franklin Templeton Investments in 1987.

Please keep this supplement with your prospectus for future reference.